October 29, 2018

Scharf Balanced Opportunity Fund

Institutional Class	LOGOX
Retail Class	LOGBX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information
(“SAI”), each dated January 28, 2018

Effective November 1, 2018, the name of the Scharf Balanced Opportunity Fund has changed to the Scharf Multi-Asset Opportunity Fund.  Accordingly, all references to the Scharf Balanced Opportunity Fund in the Summary Prospectus, Prospectus and SAI, are hereby deleted and replaced with Scharf Multi-Asset Opportunity Fund.  There will be no changes to the Fund’s investment objective or investment strategies as a result of the name change.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.